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                                                                    Exhibit 5(d)

                                                                 Office Use Only
                                                                 Doc Code: 02
                                                                 WQ:

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(CUNA MUTUAL GROUP LOGO)
CUNA Mutual Insurance Society
2000 Heritage Way - Waverly, IA 50677

                         MEMBERS(R) VARIABLE ANNUITY II
                          VARIABLE ANNUITY APPLICATION
                                                    _____________________________________________
                                                         CREDIT UNION NO. Check If Not Applicable

1.   ANNUITANT (OWNER) Must be age 85 or younger.               Gender:       [ ] Male [ ] Female

                                                                U.S. Citizen: [ ] Yes [ ] No

Name ________________________________________________________   SSN/ITIN: ______-_____-__________

Address _____________________________________________________   Date of Birth: ______  ____  ____
                                                                               Month   Day   Year
Address _____________________________________________________

City _______________________ State ______________ ZIP _______   Daytime Phone _(____)____________

2. CO-ANNUITANT/CO-OWNER: OPTIONAL; NONQUALIFIED ONLY Must be age 85 or younger. (Check one, if applicable.)

     [ ]  CO-ANNUITANT              Note: Only a co-annuitant   Gender: [ ] Male [ ] Female
                                    or co-owner who is the
     [ ]  CO-OWNER                  spouse of the annuitant     U.S. Citizen: [ ] Yes [ ] No
                                    will qualify for certain
     [ ]  CO-ANNUITANT & CO-OWNER   tax benefits available to   Relationship to Annuitant _______
                                    spouses under federal tax
                                    law.                        SSN/ITIN: _______________________

Name ________________________________________________________   Date of Birth: ______  ____  ____
                                                                               Month   Day   Year
Address _____________________________________________________

Address _____________________________________________________

City _______________________ State ______________ ZIP _______   Daytime Phone _(____)____________

3.   OWNER if Owner is other than the Annuitant. Must be age    IF OWNER IS AN INDIVIDUAL:
     85 or younger.                                             Gender: [ ] Male [ ] Female
                                                                U.S. Citizen: [ ] Yes [ ] No
Name ________________________________________________________   Relationship to Annuitant _______
                                                                SSN/ITIN: _______________________
Address _____________________________________________________
                                                                Date of Birth: ______  ____  ____
Address _____________________________________________________                  Month   Day   Year
                                                                Daytime Phone _(____)____________
City _______________________ State ______________ ZIP _______

IF OWNER IS AN ENTITY (Complete ATTN and EIN):

ATTN ________________________________________________________   EIN: ____________________________

4.   BENEFICIARY Right to change reserved, unless otherwise specified. To list more beneficiaries, use Section 7 or use a separate signed and dated paper. If naming a trust, give trust name, trust date, trustee name(s).

                    Name                       Address                  Relationship to Annuitant

     Primary ____________________________________________________________________________________
     ____________________________________________________________________________________________

     Contingent _________________________________________________________________________________

5.   PLAN TYPE/TAX QUALIFICATION STATUS (Check one.) [ ] Nonqualified [ ] 457(b) [ ] 457(f)

     Qualified: [ ] Traditional IRA   [ ] Roth IRA   [ ] SEP IRA   N/A 403(b) [ ] Other _________

6.   PURCHASE PAYMENTS (Make checks payable to CUNA Mutual Insurance Society. The Initial
     Purchase Payment applied will be equal to the actual amount received by CUNA Mutual
     Insurance Society.)

     SINGLE/INITIAL PURCHASE PAYMENT $0.00                      FUTURE PURCHASE PAYMENTS $_______
     (Min. Total First Year: Nonqual. $5,000, Qual. or 457      (Min.: $25 for Automatic & List
     $2,000, 403(b) $300)                                       Bill, $100 for Direct)

     Payment Type: [ ] 1035 Exchange [ ] Transfer [ ] Rollover  Automatic (ACH) - Complete
                                                                Section 12.

     TRADITIONAL IRA, ROTH IRA, SEP IRA:                        [ ] List Bill - [ ] Bi-weekly
     CONTRIBUTION YEAR __________ (excludes                     [ ] Semimonthly [ ] Monthly
     transfers/rollovers)                                       [ ] Direct Bill - [ ] Quarterly
     If left blank, current calendar year will apply.           [ ] Semiannually [ ] Annually

7. SPECIAL INSTRUCTIONS _____________________________________   8. HOME OFFICE USE ONLY
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
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9.   REPLACEMENT

     Do you have any existing life insurance or annuities with our company or any other company?
     [ ] Yes   [ ] No

     Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other company? [ ] Yes  [ ] No If Yes: What Company? _______________

                                                What Contract Number? ___________________________

10.  OPTIONAL DEATH BENEFIT(S) (See prospectus. The following optional death benefits are available at an additional charge.)

     Annuitant(s) Age 75 or Younger on the Contract Issue Date:

          [ ]  Maximum Anniversary   [ ]  5% Annual Guarantee
          [ ]  Both Maximum Anniversary and 5% Annual Guarantee

     Annuitant(s) Age 76 or Older on the Contract Issue Date:

          [ ]  Minimum Death Benefit Guarantee

11.  TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization Section of
     the Optional Program(s) form for detail on what transactions can be done by telephone/fax/internet.

     I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

          [ ]  I do NOT want telephone/fax/internet authorization

     I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

          [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization

12.  AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH) [ ] New Plan or [ ] Add to Existing Plan-Group
     No. ______

     [ ]  INITIAL PAYMENT: I hereby authorize a debit entry to my financial institution account indicated below. This is for my initial payment in the amount of $_________. A related credit entry to the CUNA Mutual Insurance Society account will occur.

     [ ]  FUTURE PAYMENTS: I authorize CUNA Mutual Insurance Society and the financial institution named below to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone. Frequency: [ ] Monthly [ ] Quarterly [ ] Semiannually
          [ ] Annually Indicate the amount: $_____________ Indicate the ___________ (month) and
          ________ (day: 1-28 only) this should begin.

          I understand I will receive quarterly statements for my variable annuity.

Financial Institution _______________________________________   Routing Number __________________

Address _____________________________________________________   Account Number __________________

City ____________________________________ State _____________   [ ] Share Draft/Checking (Attach
                                                                    blank voided check.)
                                                                [ ] Share Account/Savings (Only
Phone Number ________________________________________________       available for accounts
                                                                    accepting electronic
                                                                    transactions.)

Signature of Account Owner, if other than the Annuitant or Owner ________________________________
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13.  PURCHASE PAYMENT ALLOCATION % (WHOLE %; MUST TOTAL 100%; MINIMUM 1% PER
     SUBACCOUNT OR FIXED PERIOD.) ALLOCATION % TO SUBACCOUNT(S) OF THE VARIABLE
     ACCOUNT:

______% Conservative Allocation   ______ % Mid Cap Value                    ______ % Franklin High Income IV
______% Moderate Allocation       ______ % Mid Cap Growth                   ______ % Franklin Income Securities IV
______% Aggressive Allocation     ______ % Small Cap Growth                 ______ % Mutual Discovery Securities IV
______% Money Market              ______ % Small Cap Value                  ______ % Oppenheimer Main Street/VA Svc
______% Bond                      ______ % Global Securities                ______ % Oppenheimer Main St Small Cap/VA Svc
______% High Income               ______ % International Stock              ______ % Oppenheimer Intl Growth/VA Svc
______% Diversified Income        ______ % PIMCO VIT Total Return           ______ % Van Kampen LIT Growth & Income
______% Large Cap Value           ______ % PIMCO VIT Global Bond Unhedged   ______ % Van Kampen LIT Mid Cap Growth
______% Large Cap Growth          ______ % PIMCO VIT CommodityRealReturn    ______ % AIM VI Global Real Estate

ALLOCATION % TO FIXED PERIOD(S) OF THE FIXED ACCOUNT OPTION: (MINIMUM: $1000 EACH PAYMENT.) ______% 1 Year

ALLOCATION % TO DCA 1 YR. FIXED PERIOD OF THE FIXED ACCOUNT OPTION: (MINIMUM:
$1,000 EACH PAYMENT.) ______% DCA 1 Year (Complete the DCA 1 Year Fixed Period Transfer Section located below the dashed line.*)

* DCA 1 YEAR FIXED PERIOD TRANSFERS REQUIRED FOR ALLOCATIONS MADE TO THE DCA 1 YEAR FIXED PERIOD. (If the following section is not completed, a Dollar Cost Averaging form must be completed - CLS-217.)

     MONTHLY TRANSFERS WILL BEGIN 1 MONTH AFTER ALLOCATION TO THE DCA 1 YEAR FIXED PERIOD. (If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day.)

     TRANSFERS OF EQUAL MONTHLY AMOUNTS WILL DEPLETE THE DCA 1 YEAR FIXED AMOUNT. THE TRANSFERS WILL OCCUR AUTOMATICALLY FOR THE DURATION OF THE FIXED PERIOD ACCORDING TO THE SUBACCOUNTS SELECTED BELOW: (This is the minimum monthly transfer amount. To transfer a larger amount you must complete the Dollar Cost Averaging form -CLS-217. Additional transfers are allowed by request.)

     TRANSFERS FROM THE DCA 1 YR. FIXED PERIOD TO BE DISTRIBUTED TO THE FOLLOWING SUBACCOUNTS: (WHOLE %; MUST TOTAL 100%.)

______% Conservative Allocation   ______ % Mid Cap Value                    ______ % Franklin High Income IV
______% Moderate Allocation       ______ % Mid Cap Growth                   ______ % Franklin Income Securities IV
______% Aggressive Allocation     ______ % Small Cap Growth                 ______ % Mutual Discovery Securities IV
______% Money Market              ______ % Small Cap Value                  ______ % Oppenheimer Main Street/VA Svc
______% Bond                      ______ % Global Securities                ______ % Oppenheimer Main St Small Cap/VA Svc
______% High Income               ______ % International Stock              ______ % Oppenheimer Intl Growth/VA Svc
______% Diversified Income        ______ % PIMCO VIT Total Return           ______ % Van Kampen LIT Growth & Income
______% Large Cap Value           ______ % PIMCO VIT Global Bond Unhedged   ______ % Van Kampen LIT Mid Cap Growth
______% Large Cap Growth          ______ % PIMCO VIT CommodityRealReturn    ______ % AIM VI Global Real Estate

(If no subaccounts are selected, transfers will be automatically distributed to the Money Market subaccount.)
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14.  PORTFOLIO REBALANCE PROGRAM (Not applicable if purchase payments are allocated to a fixed period.)

     FREQUENCY (Check one.)   [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually
                              If the frequency is not selected, transfers will occur quarterly.

     INDICATE HOW YOU WOULD LIKE YOUR VARIABLE ACCOUNT VALUE ALLOCATED: (Select a. or b. If
     neither is selected, a. will apply.)

     [ ]  a. Transfer the value in my subaccounts in proportion to my purchase payment allocation schedule.

     [ ]  b. Transfer the value in my subaccounts as follows: (WHOLE %; MUST TOTAL 100%.)

______% Conservative Allocation   ______ % Mid Cap Value                    ______ % Franklin High Income IV
______% Moderate Allocation       ______ % Mid Cap Growth                   ______ % Franklin Income Securities IV
______% Aggressive Allocation     ______ % Small Cap Growth                 ______ % Mutual Discovery Securities IV
______% Money Market              ______ % Small Cap Value                  ______ % Oppenheimer Main Street/VA Svc
______% Bond                      ______ % Global Securities                ______ % Oppenheimer Main St Small Cap/VA Svc
______% High Income               ______ % International Stock              ______ % Oppenheimer Intl Growth/VA Svc
______% Diversified Income        ______ % PIMCO VIT Total Return           ______ % Van Kampen LIT Growth & Income
______% Large Cap Value           ______ % PIMCO VIT Global Bond Unhedged   ______ % Van Kampen LIT Mid Cap Growth
______% Large Cap Growth          ______ % PIMCO VIT CommodityRealReturn    ______ % AIM VI Global Real Estate

15.  PRESERVATION PLUS PROGRAM

     I will participate in the Preservation Plus Program. I hereby authorize CUNA Mutual
     Insurance Society to allocate a portion of the initial purchase payment to the following fixed period:

                                            [ ] 1 Year

     This portion will be the present value reflecting the guaranteed interest rate as of the contract issue date for the fixed period indicated. The difference between the initial purchase payment and the portion allocated to the fixed period will be allocated as indicated in Section 13.
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16   AGREEMENT

     -    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

     -    In states where written consent is required, my agreement in writing is required for entries made by the Company in Section 8 as to age at issue, plan type, purchase payments, or benefits applied for.

     -    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

     -    ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN
          INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

     -    I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A
          VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     -    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

     -    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS DATED _________.


Signed at
          --------------------------------
                 City and State


-------------------------------------------------------------------------------   ---------------
           Signature of Annuitant (Owner) (Person Named in Section 1)                   Date


-------------------------------------------------------------------------------   ---------------
         Signature of Co-Annuitant/Co-Owner (Person Named in Section 2)                 Date


-------------------------------------------------------------------------------   ---------------
                 Signature of Owner (Person Named in Section 3)                         Date

AGENT: To the best of your knowledge, will this contract replace, discontinue or change any existing life insurance or annuities? [ ] Yes [ ] No If yes, I hereby confirm:

       (1)  That consideration has been given to product features, fees and charges.

       (2)  That this replacement meets the Company's standards for replacement sales.

       (3)  All required documents have been completed in compliance with applicable state regulations.

       (4)  That the following sales material was used: _________________________________________

Reason(s) for Replacement: ______________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________

Compensation Option: [ ]1  [ ]2  [ ]3  [ ]4 (If an Option is not selected, Option 1 will apply.)


---------------   ----------------------------------------   -------------------- ----  ----  ---
     Date              Signature of Agent                    Provide your 5 and 3 digit Agent No.
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